                                                                   EXHIBIT 10.43

                            INTERCREDITOR AGREEMENT


                         Dated as of November 15, 1996


                                  by and among


                         CITICORP NORTH AMERICA, INC.,
                        as Securitization Company Agent

                        BANQUE PARIBAS, NEW YORK BRANCH,
                               as Liquidity Agent

                                BANQUE PARIBAS,
                            as Credit Lenders' Agent

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                                   as Trustee

                    MAIL-WELL TRADE RECEIVABLES CORPORATION,
                             as Receivables Seller

                            MAIL-WELL I CORPORATION,
           as Servicer, Originator and the Mail-Well Credit Borrower

                                 SUPREMEX INC.,
                        as the Supremex Credit Borrower

                                      and

                            THE OTHER PARTIES HERETO

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
                               TABLE OF CONTENTS
                               -----------------
                                                                                                PAGE
  ARTICLE 1. DEFINITIONS....................................................................      3
       1.1.   Certain Defined Terms..........................................................     3
       1.2.   References to Terms Defined in the Purchaser Documents and the Loan Documents..     8

  ARTICLE 2. INTERCREDITOR PROVISIONS.......................................................      8
       2.1.   Priorities with Respect to Purchased Property, Etc............................      8
       2.2.   [Reserved]....................................................................     12
       2.3.   Distribution of Proceeds......................................................     12
       2.4.   Collection Accounts...........................................................     13
       2.5.   Enforcement Actions...........................................................     14
       2.6.   Access to and Use of Credit Collateral and Purchased Property.................     15
       2.7.   Accountings...................................................................     17
       2.8.   Agency for Perfection.........................................................     17
       2.9.   UCC Notices...................................................................     17
      2.10.   Independent Credit Investigations.............................................     18
      2.11.   Limitation on Liability of Parties to Each Other..............................     18
      2.12.   Amendments to Financing Arrangements or to this Agreement.....................     18
      2.13.   Marshalling of Assets.........................................................     19
      2.14.   Relative Rights...............................................................     19
      2.15.   Effect Upon Loan Documents and Purchaser Documents............................     19
      2.16.   Nature of the Credit Claims and Modification of Loan Documents................     20
      2.17.   Nature of the Purchaser Claims and Modification of Purchaser Documents........     20
      2.18.   Further Assurances............................................................     20
      2.19.   Filing........................................................................     20
      2.20.   Reports.......................................................................     21


  ARTICLE 3. MISCELLANEOUS..................................................................     21
      3.1.    Notices........................................................................    21
      3.2.    Agreement Absolute.............................................................    21
      3.3.    Successors and Assigns.........................................................    21
      3.4.    Beneficiaries..................................................................    22
      3.5.    GOVERNING LAW..................................................................    22
      3.6.    Section Titles.................................................................    22
      3.7.    Severability...................................................................    22
      3.8.    Execution in Counterparts......................................................    22
      3.9.    Limited Recourse...............................................................    22


          INTERCREDITOR AGREEMENT dated as of November 15, 1996 (as modified, amended, restated or supplemented from time to time in accordance with the terms hereof, this "AGREEMENT"), by and among:

          CITICORP NORTH AMERICA, INC. (in its capacity as Securitization Company Agent under the Asset Purchase Agreement (as defined below), together with its successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "SECURITIZATION COMPANY AGENT"), BANQUE PARIBAS, NEW YORK BRANCH (in its capacity as Liquidity Agent for the Liquidity Providers (as defined below) under the Asset Purchase Agreement, together with its permitted successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "LIQUIDITY AGENT"), BANQUE PARIBAS (in its capacity as agent for the Credit Lenders (as defined below), together with its permitted successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "CREDIT LENDERS' AGENT"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (in its capacity as Trustee under the Pooling and Servicing Agreement (as defined below), together with its successors and assigns (including pursuant to any refinancing, replacement or refunding) in such capacity, the "TRUSTEE"), MAIL-WELL TRADE RECEIVABLES CORPORATION (the "RECEIVABLES SELLER"), MAIL-WELL I CORPORATION ("MAIL-WELL" and in its capacity as Servicer under the Pooling and Servicing Agreement, the "SERVICER", and as Originator under the Pooling and Servicing Agreement together with any other Person (as defined below) named as an originator under, or added as an originator in accordance with, the PCA (as defined below), the "ORIGINATOR", and in its capacity as borrower under the Mail-Well Credit Agreement (as defined below), the "MAIL-WELL CREDIT BORROWER") and SUPREMEX INC., in its capacity as borrower under the Supremex Credit Agreement (as defined below) the "SUPREMEX CREDIT BORROWER", and together with the Mail-Well Credit Borrower, collectively, the "CREDIT BORROWERS").

                               R E C I T A L S :

          A. The Originator has agreed to sell, transfer and assign to the Receivables Seller, and the Receivables Seller has agreed to purchase or otherwise acquire from the Originator, all of the right, title and interest of the Originator in the Receivables (as hereinafter defined) pursuant to a Purchase and Contribution Agreement (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "PCA") dated as of the date hereof between the Originator and the Receivables Seller.

          B. The Receivables Seller, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented (including, without limitation, as supplemented by the Series 1996-1 Supplement thereto), modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "POOLING AND SERVICING AGREEMENT") pursuant to which the Receivables Seller has agreed to transfer to the Trustee the Receivables purchased by or contributed to the Receivables Seller pursuant to the PCA.

          C. The PCA and the Pooling and Servicing Agreement provide for the filing of UCC financing statements to perfect the ownership and security interests of the parties thereto with respect to the property covered thereby.

          D. The Receivables Seller, Corporate Receivables Corporation (the "Receivables Purchaser"), the Servicer and the Trustee are parties to a Certificate Purchase Agreement dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "CERTIFICATE PURCHASE AGREEMENT") pursuant to which the Receivables Purchaser has agreed to purchase the Series 1996-1 Certificate (as defined in the Purchaser Documents) which represents an interest in the Receivables.

          E. The Receivables Purchaser, the Liquidity Providers parties thereto (the "LIQUIDITY PROVIDERS"), the Securitization Company Agent and the Liquidity Agent are parties to an Asset Purchase Agreement dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "ASSET PURCHASE AGREEMENT") pursuant to which the Liquidity Providers have agreed to purchase the Series 1996-1 Certificate from the Receivables Purchaser.

          F. Mail-Well, certain subsidiaries of Mail-Well, Paribas Properties, Inc. (as lessor), Banque Paribas, as agent, and the lenders, including the "Financing Lenders" and the "Equity Lenders" as described and defined therein, which are parties thereto (the "EQUIPMENT LENDERS") are entering into the "Equipment Lease Facility Documents", as such term is defined in the Mail-Well Credit Agreement (the "EQUIPMENT LEASE FACILITY DOCUMENTS") pursuant to which the Equipment Lenders are making loans to Paribas Properties, Inc. to finance its purchase of certain equipment from Mail-Well which is, concurrently therewith, being leased to Mail-Well and, in part, sub-leased by Mail-Well to certain subsidiaries of Mail-Well.

          G. The Mail-Well Credit Borrower, the Credit Lenders' Agent, the lenders party thereto from time to time (the "MAIL-WELL CREDIT LENDERS") and certain subsidiaries of the Mail-Well Credit Borrower are parties to a Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "MAIL-WELL CREDIT AGREEMENT").

          H. The Supremex Credit Borrower, the Credit Lenders' Agent, the lenders party thereto from time to time (the "SUPREMEX CREDIT LENDERS", and together with the Mail-Well Credit Lenders and the Equipment Lenders, collectively, the "CREDIT LENDERS"), Innova Envelope Inc., and Mail-Well are parties to an Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, and as the same may be refinanced, replaced or refunded, the "SUPREMEX CREDIT AGREEMENT", and together with the Mail-Well Credit Agreement and the Equipment Lease Facility Documents, the "CREDIT AGREEMENTS").

          I. To secure their obligations to the Credit Lenders and Credit Lenders' Agent under the Credit Agreements and other Loan Documents and to the Equipment Lenders under the Equipment Lease Facility Documents, the Credit Borrowers and certain Affiliates thereof have granted to the Credit Lenders' Agent for the benefit of the Credit Lenders' Agent, the Credit Lenders, as applicable, a security interest in, among other things, certain collateral, including, without limitation, certain accounts receivable, inventory, equipment and certain general intangibles, including, without limitation, the Receivables, and all proceeds of the foregoing.

          J. The parties hereto wish to set forth certain agreements with respect to the Purchased Property (as hereinafter defined) and with respect to the Collateral (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

                           ARTICLE 1.  DEFINITIONS.
                                       -----------

          1.1.    Certain Defined Terms. As used in this Agreement, the
                  ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "AGREEMENT" has the meaning ascribed to such term in the preamble hereto.

            "ASSET PURCHASE AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

            "BUSINESS DAY" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

            "CERTIFICATE PURCHASE AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

            "CLAIMS" means the Credit Claims or the Purchaser Claims, as applicable.

          "COLLATERAL" means all property (including proceeds thereof) and interests in property (including proceeds thereof), now owned or hereafter acquired or created, of any one or more of the Loan Parties in or upon which a Credit Security Interest is granted or purported to be granted by any one or more of the Loan Parties to the Credit Lenders or the Credit Lenders' Agent under any of the Loan Documents.

            "COLLECTION ACCOUNT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

            "COLLECTIONS" has the meaning ascribed to such term in the definition of "Receivables."

            "CONTRACT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

            "CREDIT AGREEMENTS" has the meaning ascribed to such term in the recitals hereto.

            "CREDIT BORROWERS" has the meaning ascribed to such term in the preamble hereto.

            "CREDIT CLAIMS" means all loans, advances, liabilities and obligations for the payment of monetary amounts (whether or not such payment is then required or contingent, or amounts are liquidated or determinable) owing by any Loan Party to the Credit Lenders' Agent or any Credit Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes all principal, interest (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Credit Borrowers, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, obligations with respect to letters of credit or bankers' acceptances, fees and expenses due thereunder, and any costs of collection or enforcement, attorneys' fees and any other sum chargeable to any Loan Party under any of the Loan Documents.

            "CREDIT COLLATERAL" means all Collateral which does not constitute Purchased Property.

            "CREDIT LENDERS" has the meaning ascribed to such term in the recitals hereto.

            "CREDIT LENDERS' AGENT" has the meaning ascribed to such term in the preamble hereto.

            "CREDIT SECURITY INTEREST" means, with respect to any property or interests in property, now owned or hereafter acquired or created, of any Loan Party, any lien, claim, encumbrance, security interest or other interest of the Credit Lenders' Agent or the Credit Lenders in such property or interests in property.

            "DISPOSITION" has the meaning ascribed to such term in Section 2.1(e)(y) hereof.

          "ENFORCEMENT" means collectively or individually, (i) the occurrence and continuation of an Amortization Period Commencement Date under the Purchaser Documents; or (ii) (x) demand, by any of the Credit Lenders or the Credit Lenders' Agent after the occurrence and during the continuance of an Event of Default, for payment in full of, or acceleration of all or any portion of, the Credit Claims (or the automatic acceleration thereof) and (y) the commencement thereafter by any of the Credit Lenders or Credit Lenders' Agent of judicial or nonjudicial enforcement of any of the default rights and remedies under the Loan Documents.

          "ENFORCEMENT NOTICE" means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Securitization Company Agent, the Liquidity Agent or the Trustee that an Amortization Period Commencement Date has occurred, specify the nature of any Pay-Out Event resulting in such Amortization Period Commencement Date, and state that an Enforcement Period has commenced or (ii) if delivered by the Credit Lenders' Agent, state that an Event of Default has occurred, the payment in full of the Credit Claims has been demanded or all or any portion of the Credit Claims have been accelerated, specify the nature of the Event of Default that caused such demand or acceleration, and state that an Enforcement Period has commenced.

          "ENFORCEMENT PERIOD" means the period of time following the receipt by either the Credit Lenders' Agent, on the one hand, or the Trustee, the Securitization Company Agent and the Liquidity Agent and on the other hand of an Enforcement Notice delivered by the other until the earliest of the following:
(1) the Purchaser Claims have been satisfied in full in cash, the Receivables Purchaser and the Liquidity Providers have no further obligations under the Purchaser Documents and the Purchaser Documents have been terminated; (2) the Credit Claims have been satisfied in full in cash, the Credit Lenders have no further obligations under the Loan Documents, no Letters of Credit or Bankers' Acceptances (as defined in, and issued or accepted pursuant to, the Credit Agreements) are outstanding (other than any for which cash collateral to the extent required at such time by the Credit Agreements has been provided) and the Loan Documents have been terminated (the occurrence of the foregoing, hereinafter referred to as "TERMINATION OF CREDIT CLAIMS"); and (3) the Credit Lenders' Agent, the Securitization Company Agent, the Liquidity Agent and the Trustee agree in writing to terminate the Enforcement Period.

          "EVENT OF DEFAULT" has the meaning ascribed to such term in the Credit Agreements.

          "FACILITY TERMINATION DATE" has the meaning ascribed to such term in the PCA.

          "LIQUIDITY PROVIDERS" has the meaning ascribed to such term in the recitals hereto.

          "LOAN DOCUMENTS" means collectively, the "Loan Documents" as defined in the Credit Agreements together with the Equipment Lease Facility Documents.

          "LOAN PARTIES" has the meaning ascribed to such term in the Credit Agreements including, without duplication, Mail-Well, and any Affiliates thereof that are parties to the Equipment Lease Facility Documents.

          "LOCKBOX" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "LOCKBOX ACCOUNT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "LOCKBOX BANK" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "OBLIGOR" has the meaning ascribed to such term in the Pooling and Servicing Agreement; provided that "Obligor" shall in no event include any person liable to any of the Credit Lenders or the Credit Lenders' Agent for and solely to the extent of the purchase price of any Credit Collateral sold to such person by the Credit Lenders' Agent or any Credit Lender.

          "ORIGINATOR" has the meaning ascribed to such term in the preamble hereto.

          "OUTSTANDING BALANCE" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "PAY-OUT EVENT" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "PCA" has the meaning ascribed to such term in the recitals hereto.

          "PERSON" means any individual, sole proprietorship, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated organization, joint venture, association, institution, public benefit corporation, government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity.

          "POOLING AND SERVICING AGREEMENT" has the meaning ascribed to such term in the recitals hereto.

          "PURCHASED PROPERTY" means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables and (iii) subject to Section 2.4(c) hereof, the Collection Account, the Special Funding Account, the Lockboxes and the Lockbox Account to which any Collections of such Purchased Receivables are deposited (but in no event shall Purchased Property include any Collections or other monies deposited in such accounts or the Lockboxes which are not Collections related to Purchased Receivables).

          "PURCHASED RECEIVABLES" means now owned or hereafter existing Receivables sold, purported to be sold, transferred or contributed or purported to be transferred or contributed by the Originator to the Receivables Seller under the PCA; provided, that, for purposes hereof, Receivables will be
               --------  ----
purported to be sold, transferred or contributed if (i) consideration, including consideration in the form of Purchase Price, is received therefor or if such Receivables are transferred by means of a contribution to equity, (ii) transferred in accordance with the PCA and (iii) the parties to the Purchaser Documents have acted in good faith with respect to such transfer.

          "PURCHASER CLAIMS" means all indebtedness, obligations and other liabilities of the Originator to the Receivables Seller and of the Originator and/or the Receivables Seller to the Securitization Company Agent, the Liquidity Agent, the Trustee, the Liquidity Providers and/or the Receivables Purchaser now or hereafter arising under, or in connection with, the Purchaser Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Receivables Seller thereunder as the purchase price paid for Purchased Receivables or otherwise under the Purchaser Documents, any yield thereon (including, without limitation, yield accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to the Originator, whether or not such yield is an allowed claim in any such proceeding), any repayment obligations, fees or expenses due thereunder, and any costs of collection or enforcement, attorneys' fees and any other sums chargeable to the Originator or the Receivable Seller, as the case may be, under any of the Purchaser Documents.

          "PURCHASER DOCUMENTS" means the PCA, the Pooling and Servicing Agreement (including each supplement thereto), the Asset Purchase Agreement, the Certificate Purchase Agreement and any other agreements, instruments or documents (i) executed by the Originator and delivered to the Receivables Seller or (ii) executed by the Receivables Seller and delivered to the Trustee, Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and/or the Receivables Purchaser.

          "PURCHASER INTEREST" means, with respect to any property (including proceeds) or interests in property (including proceeds), now owned or hereafter acquired or created, of the Receivables Seller or the Originator, any lien, claim, encumbrance, security interest or other interest of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and/or the Receivables Purchaser in such property or interests in property.

          "RECEIVABLE" means the indebtedness of any Obligor resulting from the provision or sale of merchandise, insurance or services by an Originator under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto and all Related Security with respect thereto.

          "RECEIVABLES PURCHASER" has the meaning ascribed to such term in the preamble hereto.

          "RECEIVABLES SELLER" has the meaning ascribed to such term in the preamble hereto.

          "RECORDS" has the meaning ascribed to such term in the definition of "Receivables."

          "SECOND LIEN OBLIGATIONS" has the meaning ascribed to such term in
Section 2.1(b) hereof.

          "SELLER" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "SERIES REPRESENTATIVE" has the meaning ascribed to such term in the Pooling and Servicing Agreement.

          "SERVICER" has the meaning ascribed to such term in the recitals hereto.

          "STOCK COLLATERAL" means the common stock of the Receivables Seller and related property, including distributions, dividends and proceeds, in which a Credit Security Interest is granted or purported to be granted by the Credit Borrowers to the Credit Lenders or the Credit Lenders' Agent under any of the Loan Documents.

          "TERMINATION OF CREDIT CLAIMS" has the meaning ascribed to such term in clause (2) of the definition of "Enforcement Period".

          "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

          "UNSOLD RECEIVABLES" means all Receivables other than Purchased Receivables.

          1.2. References to Terms Defined in the Purchaser Documents and the
               --------------------------------------------------------------
Loan Documents .  All capitalized terms used herein and not otherwise defined
---------------
herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Whenever in Section 1.1 or pursuant to the previous sentence a term is defined by reference to the meaning ascribed to such term in any of the Purchaser Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Purchaser Documents or Loan Documents, respectively, as in existence on the date hereof, without giving effect to any amendments of such term (or any amendment of terms used in such term) as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by the Trustee, Securitization Company Agent, the Liquidity Agent and the Credit Lender's Agent.

                      ARTICLE 2. INTERCREDITOR PROVISIONS.
                                 ------------------------

          2.1. Priorities with Respect to Purchased Property, Etc.   (a)
               --------------------------------------------------
Notwithstanding any provision of the UCC, any applicable law or decision or any of the Loan Documents or the Purchaser Documents, the Credit Lenders' Agent and the Credit Lenders hereby agree that, upon the sale or other transfer or purported sale or transfer of an interest in any Receivable by the Originator to the Receivables Seller pursuant to the PCA, any Credit Security Interest of the Credit Lenders in such Receivable and Collections thereof shall automatically and without further action cease and be forever released and discharged and the Credit Lenders' Agent and the Credit Lenders shall have no Credit Security Interest therein; provided, however, that nothing in this Section 2.1 shall be deemed to constitute a release by the Credit Lenders' Agent or the Credit Lenders of: (i) any Credit Security Interest in the proceeds received or receivable by the Originator from the Receivables Seller for the sale or other transfer of Receivables (including, without limitation, cash payments made by the Receivables Seller and any claim for payment of the purchase price of the Receivables sold under the PCA) or (ii) any Credit Security Interest or right the Credit Lenders' Agent and the Credit Lenders have in any residual interests which the Originator may have in Purchased Property and the proceeds thereof. Notwithstanding anything in the Purchaser Documents or otherwise, if the Facility Termination Date shall occur, or if the Credit Claims shall have become immediately due and payable and the Credit Lenders' Agent shall have delivered written notice thereof to the Trustee, the Securitization Company Agent and the Liquidity Agent, no Receivables shall, without the prior written consent of the Credit Lenders' Agent, be sold or otherwise transferred to the Receivables Seller. Notwithstanding any provision of the PCA to the contrary, the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent hereby agree that, unless otherwise instructed by the Credit Lenders' Agent, upon the occurrence of an Event of Termination described in
Section 7.01(e) or (i) of the PCA, the Trustee shall immediately declare a Facility Termination Date and from and after such date, no Receivables shall, without the prior written consent of the Credit Lenders' Agent, be sold or otherwise transferred to the Receivables Seller.

          (b) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Purchaser Documents, each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser hereby agrees that (i) the Credit Security Interest in Credit Collateral for all present and future Credit Claims shall be and hereby is and shall be deemed to have priority over, and be senior in all respects to, the Purchaser Interest therein, (ii) the Purchaser Interest in Credit Collateral shall be and hereby is and shall be deemed to be junior and subject and subordinate to the Credit Security Interest therein for all present and future Credit Claims and (iii) the Purchaser Interests in Unsold Receivables shall only secure the obligations (the "SECOND LIEN OBLIGATIONS") of the Originator under Sections 5.01, 5.04 and 8.01 of the PCA. The Credit Security Interest in the Credit Collateral for all present and future Credit Claims shall be and hereby is senior and prior to the Purchaser Interest therein irrespective of the time, order or method of attachment or perfection of the Credit Security Interest or Purchaser Interest, or the time or order of the filing or non-filing and recording or non-recording of the Loan Documents, the Purchaser Documents or related financing statements, or the giving of or failure to give notice of purchase money security interests and irrespective of any other fact, circumstance, act or occurrence that might otherwise affect the priorities established under this Section 2.1(b). Subject to clause (c) below, nothing contained in this Agreement shall, or shall be deemed to, restrict, impair or impose any condition with respect to the exercise by the Credit Lenders' Agent or the Credit Lenders of any right, remedy, power or privilege under any Loan Document.

          (c) Each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that it will not commence or continue any default, foreclosure or liquidation proceedings or remedies, whether legal or equitable, in respect of any of the Credit Collateral or otherwise take any action of any kind or nature to collect or receive, or enforce its rights in, realize upon, seek adequate protection with regard to, object to sale or use of or granting of liens on, take or gain possession of, give it preference against, or priority over, any of the Credit Collateral prior to the liquidation of all Purchased Property and for so long as the Credit Lender's Agent and Credit Lenders are diligently pursuing all remedies specified above.

          (d) Subject to the limitation contained in clause (c) above, each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent hereby irrevocably and unconditionally waives any rights which it may now or hereafter have against the Credit Lenders' Agent or any Credit Lender under, relating or with respect to any Credit Collateral, including, without limitation, any rights under the UCC or other applicable law, and in the event that any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent shall assert any such rights, then notwithstanding anything contained herein or in any Purchaser Documents or otherwise, the Purchaser Interest in the Credit Collateral is as to all Purchaser Claims hereby forever released and discharged immediately without any further action.

            (e) (x)  Notwithstanding anything to the contrary contained in any

     Purchaser Documents or otherwise except for and subject to the limitation contained in clause (c) above, none of the Receivables Seller, the Trustee, the Securitization Company Agent or the Liquidity Agent shall have (and each of such persons does hereby irrevocably waive) any right to restrict or permit, or approve or disapprove, any Disposition (as hereinafter defined) of all or any portion or item of the Credit Collateral. Each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that (1) upon any release by the Credit Lenders' Agent of the Credit Security Interest in any Credit Collateral, pursuant to a Disposition or otherwise in accordance with the Loan Documents (other than in connection with the Termination of the Credit Claims or other than in connection with the termination or release of any Credit Security Interest hereunder), the Purchaser Interest therein shall automatically terminate and (2) each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent will, immediately upon the request of the Credit Lenders' Agent, release or otherwise terminate the Purchaser Interest in such Credit Collateral, and each of such persons agrees to deliver to the Credit Lenders' Agent all documents and instruments deemed necessary by the Credit Lenders' Agent in connection therewith. Subject to the limitation contained in clause (c) above, in the event that the Credit Lenders' Agent settles, adjusts or compromises any claim in respect of all or any portion of the Credit Collateral, including, without limitation, any condemnation, confiscation, seizure, loss or destruction or theft of, or damage to, all or any portion of the Credit Collateral, each of the Receivables Seller, Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agrees that it is and shall be bound by any such settlement, adjustment or compromise and shall, immediately upon the request of the Credit Lenders' Agent, confirm its consent to same and release any claim that it might otherwise have in respect of such Credit Collateral, claim or proceeds thereof.

            (y) Should there be any liquidation of any of the Originator or the Credit Borrowers, as applicable, or its assets, the establishment of any receivership for the Originator or the Credit Borrowers, as applicable, or its assets, a bankruptcy proceeding of the Originator or the Credit Borrowers, as applicable (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon the condemnation, confiscation, seizure, loss or destruction or theft of, or damage to, or any other sale, transfer, assignment or other disposition (all of the foregoing referred to collectively as "Disposition") of all or any part of the Credit Collateral, the Credit Lenders' Agent (for the benefit of the Credit Lenders' Agent and the Credit Lenders) shall be entitled, to the exclusion of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent, to receive all of the proceeds of such Disposition, and the Credit Lenders' Agent may, without any further consent or agreement on the part of any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent, apply any or all of such proceeds to any outstanding Credit Claims or other obligations and liabilities owing under the Credit Agreements or other Loan Documents, in such manner as the Credit Lenders' Agent may determine, or release such proceeds to the Credit Borrowers for use in repairing or replacing such Credit Collateral or otherwise, as the Credit Lenders' Agent may determine in its sole discretion, and each of the Receivables Seller, Trustee, the Securitization Company Agent and the Liquidity Agent hereby consents to any such application or release.

          (f) Notwithstanding any of the foregoing (i) each of the Credit Lenders and Credit Lenders' Agent shall transfer without representation or warranty, express or implied, and without recourse, all right, title and interest each has in the Credit Collateral to or as directed by the Trustee, the Securitization Company Agent or the Liquidity Agent (or such other persons as shall be required by applicable law or court order) (except in the case of any refinancing, refunding or replacement of the Credit Agreements, in which event the provisions of Section 3.3 shall control) after Termination of the Credit Claims (and the Credit Borrowers consents thereto),

(ii) the provisions of paragraphs (a) through (e) of this Section 2.1 shall be of no further force and effect after Termination of the Credit Claims, and (iii) the Credit Lenders and Credit Lenders' Agent shall not be released from their obligations under Section 2.4 until the Purchaser Claims have been paid in full in cash and the Purchaser Documents have been terminated.

          2.2. [Reserved]

          2.3. Distribution of Proceeds.  At all times, all proceeds of Credit
               ------------------------
Collateral and Purchased Property shall be distributed in accordance with the following procedure:

               (a) Except as otherwise provided in Section 2.4 with respect to Collections of Receivables, (i) all proceeds of the Credit Collateral shall be paid to the Credit Lenders' Agent for application on the Credit Claims and other obligations and liabilities owing under the Credit Agreements and other Loan Documents until the Termination of the Credit Claims; and (ii) any remaining proceeds shall be paid to the Credit Borrowers or as otherwise required by applicable law; provided that proceeds in respect of any Unsold Receivables shall be paid to the Trustee for application solely to the payment of any Second Lien Obligations due and owing and thereafter to the Credit Borrowers or as otherwise required by applicable law.

               (b) Except as otherwise provided in Section 2.4(a)(ii), (i) all proceeds of the Purchased Property shall be paid to the Trustee for application against the Purchaser Claims and for application in accordance with the Purchaser Documents until the Purchaser Claims have been paid and satisfied in full in cash and the Purchaser Documents have terminated; and (ii) any remaining proceeds shall be paid to the Receivables Seller or as otherwise required by applicable law, and the Credit Lenders' Agent and the Credit Lenders' agree that they do not have and shall not have any Credit Security Interest in such remaining proceeds.

               (c) In the event that any of the Receivables Seller, the Trustee, the Securitization Company Agent and the Liquidity Agent now or hereafter obtains possession of any Credit Collateral prior to the Termination of the Credit Claims, including proceeds of a Disposition of Credit Collateral it shall immediately deliver to the Credit Lenders' Agent such Credit Collateral or proceeds (and until delivered to the Credit Lenders' Agent such Credit Collateral shall be held in trust for the Credit Lenders' Agent), regardless of whether the Credit Lenders' Agent has a perfected and enforceable lien in such Credit Collateral or the assets of the Credit Borrowers from which the proceeds of any such Disposition have been received.

               (d) In the event that any of the Credit Borrowers, the Credit Lenders or the Credit Lenders' Agent now or hereafter obtains possession of any Purchased Property, it shall immediately deliver to the Trustee such Purchased Property or proceeds thereof (and until delivered such Purchased Property shall be held in trust for the Trustee), regardless of whether the Trustee has a perfected and enforceable lien in the assets from which the proceeds of such Disposition have been received.

               (e) The parties hereto agree that any amounts to be distributed pursuant to this Section 2.3 to the Originator, any proceeds or other amounts payable to the Originator with respect to and as consideration for the sale of the Purchased Receivables by the Originator to the Receivables Seller and any amounts payable to the Receivables Seller under the Pooling and Servicing Agreement shall be paid to Account #1018026652 at Norwest Bank Colorado, National Association, Reference: Mail-Well I Corporation Concentration Account, or as otherwise specified by the Credit Lenders' Agent.

          2.4. Collection Accounts.  (a)  Each of the parties hereto hereby
               -------------------
agrees that all Collections received on account of Purchased Property shall be paid or delivered to the Trustee for application in accordance with Section 2.3(b) and all Collections received on account of Unsold Receivables shall be paid or delivered to the Credit Lenders' Agent for application in accordance with Section 2.3(a). For the purpose of determining whether specific Collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties agree as follows:

               (i) All payments made by an Obligor which at the time of the making of such payment is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables and all payments made by an Obligor which at the time of the making of such payment is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

               (ii) all payments made by an Obligor which at the time of the making of such payment is obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice (or otherwise identified by such Obligor in a writing delivered with such payment) as the Receivables with respect to which such payments should be applied; provided that where any Obligor makes payment and designates the applicable invoices of a group of two or more Receivables to which such payment shall be applied and such payment is in an amount less than the aggregate Outstanding Balance of such Receivables, such payment shall be applied pro rata to all such Receivables; provided further, that in the absence of such designation after reasonable efforts by the Originator to obtain such designation, such payments shall be applied against the outstanding Receivables in the order in which they were created, in any case to the extent such Receivables or portions thereby owed by such Obligor are not in dispute.

          (b) Subject to the terms and conditions of this Section 2.4(b), the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser agree that the Trustee and the Series Representative shall transfer dominion and control over the Lockboxes, Lockbox Accounts, the Special Funding Account and Collection Account to the Credit Lenders' Agent upon the earlier of the following events: (i) the

Purchaser Claims have been satisfied in full and the Purchaser Documents have terminated, and (ii) such earlier date as the Trustee, the Securitization Company Agent, the Liquidity Agent, the Credit Agent and the Credit Lenders may hereafter unanimously agree to in writing. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser. Notwithstanding any such transfer, all Collections subsequently deposited into the Collection Accounts, the Special Funding Account or the Lockbox Account on account of the Purchased Property shall be delivered to the Trustee as provided in Section 2.4(a). The Credit Lenders and Credit Lenders' Agent agree that, at the time of such transfer, the Credit Lenders and Credit Lenders' Agent shall take such steps as may be reasonably requested by the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser (including, without limitation, notification to the banks at which Collection Accounts are maintained and the Lockbox Banks of the continuing interest, if any, in the Collection Accounts and the Lockbox Account) to maintain perfection of the Trustee's interest in the Collections on account of the Purchased Property.

          (c) In order to effect more fully the provisions of this Agreement, each of the parties hereto agrees that subject to the Credit Security Interest of the Credit Lenders or the Credit Lenders' Agent in any Unsold Receivables, during an Enforcement Period, each of the parties hereto shall not send any notices to the Obligors directing them to remit Collections of any Receivables other than to the Lockbox Accounts.

          (d) The Credit Lenders' Agent agrees that it shall not, at any time prior to Enforcement, exercise any rights it may have under the Loan Documents to take any actions regarding remedies with respect to Purchased Property, including but not limited to sending any notices to Obligors (i) informing them of the Credit Lenders' interest in the Receivables, or (ii) directing such Obligors to make payments in any particular manner of any amounts due under the Receivables; the Credit Lenders' Agent further agrees that it shall not take any of the foregoing actions during Enforcement or prior to one year and one day after the latest of payment in full of the Purchaser Claims and the termination of the Purchaser Documents except that the Credit Lenders' Agent may inform any Obligors of Unsold Receivables that such Unsold Receivables have been assigned to the Credit Lenders' Agent so long as such notices expressly state that all payments on account of such Receivables shall continue to be made to the Lockbox Accounts. The Credit Lenders' Agent further agrees that, prior to one year and one day after the latest of payment in full of the Purchaser Claims and the termination of the Purchaser Documents, if it receives payments directly from any Obligor on account of an Unsold Receivable, it shall immediately forward such payment to the Trustee in order that such agent may determine whether such payment was, in fact, properly allocated to such Unsold Receivable in accordance with the terms of this Section 2.4 and, if necessary pursuant to the terms hereof, reallocate such payment.

          2.5. Enforcement Actions.  Each of the Credit Lenders' Agent, the
               -------------------
Credit Lenders, the Trustee, the Securitization Company Agent and the Liquidity Agent agrees to use reasonable efforts to give an Enforcement Notice to the others prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such person). Subject to the foregoing, the parties hereto agree that during an Enforcement Period:

          (a) Subject to any applicable restrictions in the Purchaser Documents, the Trustee may at its option and without the prior written consent of the other parties hereto take any action to (i) accelerate payment of the Purchaser Claims or any other obligations and liabilities under any of the Purchaser Documents and (ii) liquidate the Purchased Property or to foreclose or realize upon or enforce any of its rights with respect to the Purchased Property.

          (b) Subject to any applicable restrictions in the Loan Documents, the Credit Lenders' Agent or the Credit Lenders may, at their option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Credit Claims or any other obligation or liability arising under any of the Loan Documents and to foreclose or realize upon or enforce any of their rights with respect to the Credit Collateral or other collateral security or take such other actions as they deem appropriate; provided, however, that the Credit Lenders' Agent shall not otherwise take any action to foreclose upon the common stock included in the Stock Collateral so as to obtain or transfer title thereto or to enforce any rights it may have with respect to any of the Purchased Property or to enforce any voting rights it may have with respect to the Stock Collateral in order to nominate or elect any one or more members of the Board of Directors of the issuer of the stock included in the Stock Collateral, in each case, without the Trustee's, the Securitization Company Agent's and the Liquidity Agent's prior written consent unless the Purchaser Claims or any other obligation or liability arising under any of the Purchaser Documents shall have been first paid and satisfied in full in cash and the Purchaser Documents have terminated and, solely with respect to the Stock Collateral, one year and one day has passed since the latest of the date of such payment in full and termination and shall not otherwise take any action which challenges the enforceability of any of the Purchaser Documents.

          2.6. Access to and Use of Credit Collateral and Purchased Property.
               -------------------------------------------------------------
The Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Purchaser, the Credit Lenders' Agent, the Credit Lenders, the Originator or Credit Borrowers, as applicable, and the Receivables Seller hereby agree that, notwithstanding the priorities set forth in this Agreement, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Receivables Purchaser, the Credit Lenders' Agent and the Credit Lenders shall have the following rights of access to and use of the Credit Collateral and Purchased Property respectively (in addition to other rights set forth in the Loan Documents or Purchaser Documents):

          (a) Except as otherwise provided in the Purchaser Documents, each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser may enter one or more premises of the Loan Parties or the Receivables Seller, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originator, the Receivables Seller or the Credit Lenders, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for the purposes of enforcing the Receivables Purchaser's and the Trustee's rights with respect to the Purchased Property provided, however, that such access does not interfere (other than in a diminimus manner) with the enforcement by the Credit Lenders' Agent or the Credit Lenders of any rights granted under the Loan Documents.

          (b) Except as otherwise provided in the Loan Documents, the Credit Lenders' Agent and the Credit Lenders may enter one or more premises of the Loan Parties, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Loan Parties, the Receivables Seller, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and use of any other property to which such access and use are granted under the Loan Documents, in each case provided that such use is for the purposes of enforcing the Credit Lenders' and Credit Lenders' Agent's rights with respect to the Credit Collateral provided, however, that such access does not interfere (other than in a diminimus manner) with the enforcement by the Trustee, the Securitization Company Agent, the Liquidity Agent or the Liquidity Providers of any rights granted under the Purchaser Documents.

          (c) In order to facilitate the purposes of this Section 2.6, the parties agree as follows: (i) any mortgage of, assignment of, security interest in or lien upon any real property and interests in real property of the Credit Borrowers or Loan Parties, as applicable, (whether leased or owned) and any of the Collateral constituting equipment to the extent not sold in favor of the Credit Lenders' Agent shall be subject to the Receivables Purchaser's, the Trustee's, the Securitization Company's, the Liquidity Agent's, the Liquidity Provider's and the Receivable Purchaser's rights of access and use described above; and (ii) any ownership interest of the Loan Parties in the Purchased Property shall be subject to the Credit Lenders' Agent's and Credit Lenders' right of access and use described above; provided that the foregoing shall not imply that the Credit Lenders and Credit Lenders' Agent have any rights to allow such access and use; provided further that neither the Credit Agent nor the Credit Lenders shall have any liability for any actions taken or omitted by the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser under rights created in this Section 2.6 and neither the Trustee, the Securitization Company

     Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser shall have any liability for any actions taken or omitted by the Credit Agent or the Credit Lenders under rights created in this Section 2.6.

          2.7.  Accountings. The Credit Lenders' Agent agrees to render accounts
                -----------
of the Credit Claims to the Trustee, the Securitization Company Agent and the Liquidity Agent upon reasonable request, giving effect to the application of proceeds of Credit Collateral as hereinbefore provided. The Liquidity Agent agrees to render statements to the Credit Lenders' Agent upon reasonable request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claims, giving effect to the application of proceeds of Purchased Property and Collateral as hereinbefore. Neither the Credit Lenders' Agent on the one hand nor the Liquidity Agent on the other hand shall have any liability to each other or to any other Person if their respective accounts or statements are incorrect.

          2.8.  Agency for Perfection.  The Trustee on the one hand and the
                ---------------------
Credit Lenders' Agent on the other hand hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral and Purchased Property described hereunder. In the event that the Trustee or the Liquidity Agent obtains possession of any of the Credit Collateral, the Trustee, or the Liquidity Agent, as applicable, shall promptly notify the Credit Lenders' Agent and the Credit Lenders of such fact, shall hold such Credit Collateral in trust and shall deliver such Credit Collateral to the Credit Lenders' Agent upon request. In the event that the Credit Lenders' Agent obtains possession of any of the Purchased Property, the Credit Lenders' Agent shall promptly notify the Trustee, the Securitization Company Agent and the Liquidity Agent of such fact, shall hold such Purchased Property in trust and shall deliver such Purchased Property to the Trustee upon request. Additionally, each of the parties hereto agrees that the Trustee, as secured party with respect to any security interest in proceeds of Unsold Receivables and claims in respect thereof, whether in the Lockbox Accounts or otherwise, is, in addition to acting for and on behalf of the secured parties referred to in recital B hereof, acting for and on behalf of the Credit Agent and Credit Lenders in order to perfect the security interest of the Credit Agent and Credit Lenders in such Proceeds and claims in respect thereof.

          2.9.  UCC Notices.  In the event that any party hereto shall be
                -----------
required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Credit Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

          2.10. Independent Credit Investigations.  Neither the Trustee, the
                ---------------------------------
Securitization Company Agent, or the Liquidity Agent, the Liquidity Providers, the Credit Lenders' Agent nor the Credit Lenders nor any of their affiliates, nor their nor their affiliates' respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm or corporation for the solvency, financial condition or ability of the Originator, the Receivables Seller or the Credit Borrowers, as applicable, to repay the Purchaser Claims or the Credit Claims, or for the worth of the Purchased Property or the Credit Collateral, or for statements of any of the Originator, the Receivables Seller or the Credit Borrowers, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claims, the Credit Claims, the Purchaser Documents, the Loan Documents, the Trustee's, the Securitization Company's, the Liquidity Agent's, the Liquidity Provider's and the Receivable Purchaser's interest in the Purchased Property or the Credit Lenders' interest in the Credit Collateral. The Credit Lenders and the Receivables Purchaser have entered into their respective agreements with the Credit Borrowers, the Receivables Seller and the Servicer as applicable, based upon their own independent investigations. None of the Credit Lenders, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser makes any warranty or representation to the other nor does it rely upon any representation of the other parties with respect to matters identified or referred to in this
Section 2.10.

          2.11. Limitation on Liability of Parties to Each Other.  Except as
                ------------------------------------------------
provided in this Agreement, no party shall have any liability (other than the liability of the Credit Borrowers and other Loan Parties with respect to the Credit Claims and the liability of the Originator and the Receivables Seller with respect to the Purchaser Claims) to any other party in connection with this Agreement except for liability arising from the gross negligence or willful misconduct of such party or its representatives except with respect to the Receivables Purchaser which shall be solely liable for its or its representative's own bad faith and willful misconduct; provided, however, that any liability of the Receivables Purchaser hereunder is solely the corporate liability of the Receivables Purchaser and no recourse shall be had for the payment by the Receivables Purchaser of any other obligation or claim of or against the Receivables Purchaser arising out of or based on this Agreement, against any stockholder, employee, officer, director or incorporator of the Receivables Purchaser.

          2.12. Amendments to Financing Arrangements or to this Agreement. The
                ---------------------------------------------------------
Credit Lenders' Agent agrees to give, concurrently with any written amendment or modification of the Loan Documents, prompt notice to the Trustee, the Securitization Company Agent and the Liquidity Agent of the same, and the Liquidity Agent agrees to use reasonable efforts to, concurrently with any written amendment or modification of the Purchaser Documents, notify the Credit Lenders' Agent of the same; provided, however, that in either case, the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party or affect the validity, enforceability or binding effect of any such amendment or modification. The Liquidity Agent shall, upon reasonable request of any other party hereto, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Purchased Property or the Credit Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

          2.13. Marshalling of Assets.  Nothing in this Agreement will be deemed
                ---------------------
to require either the Trustee, the Securitization Company Agent, the Liquidity Agent, or the Credit Lenders' Agent (i) to proceed against certain property securing the Credit Claims (or any other obligation or liability under the Credit Agreements or other Loan Documents) or the Purchaser Claims (or any other obligation or liability under the Purchaser Documents), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations before proceeding against other persons guaranteeing any such obligations or (ii) to marshall the Credit Collateral (or any other collateral) or the Purchased Property (as applicable) upon the enforcement of the Credit Lenders' Agent's or the Trustee's, the Securitization Company Agent's, the Liquidity Agent's remedies under the Loan Documents or Purchaser Documents, as applicable.

          2.14. Relative Rights.  (a) The relative rights of the Credit Lenders,
                ---------------
each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Loan Documents. The Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser shall be entitled to rely on the power and authority of the Credit Lenders' Agent to act on behalf of all of the Credit Lenders to the extent the provisions hereof require or authorize the Credit Lenders' Agent so to act.

          (b) The Credit Lenders' Agent and Credit Lenders shall be entitled to rely on the power and authority of (x) the Trustee and the Securitization Company Agent to act on behalf of the Receivables Purchaser to the extent the provisions hereof require or authorize the Trustee and the Securitization Company Agent so to act and (y) the Trustee and the Liquidity Agent to act on behalf of the Liquidity Providers to the extent the provisions hereof require or authorize the Trustee and the Liquidity Agent so to act.

          2.15. Effect Upon Loan Documents and Purchaser Documents.  By
                --------------------------------------------------
executing this Agreement, the Originator, the Credit Borrowers, the other Loan Parties, and the Receivables Seller agree to be bound by the provisions hereof
(i) as they relate to the relative rights of the Credit Lenders and Credit Lenders' Agent with respect to the property of the Credit Borrowers and other Loan Parties; and (ii) as they relate to the relative rights of the Receivables Purchaser and the Liquidity Providers as creditors of the Receivables Seller. The Originator or Credit Borrowers, as applicable, acknowledges that the provisions of this Agreement shall not give the Originator any substantive rights as against the Credit Lenders' Agent or the Credit Lenders. The Receivables Seller and the Originator acknowledge that the provisions of this Agreement shall not give the Receivables Seller or the Originator any substantive rights as against the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers or the Receivables Purchaser. Each of the Originator or Credit Borrowers, as applicable, and the Receivables Seller further acknowledges that the provisions of this Agreement shall not give any such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Purchaser Documents as between the Originator and the Receivables Seller. Each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Purchaser, the Credit Lenders and the Credit Lenders' Agent agrees, that, as it affects rights and obligations of the parties to the Loan Documents and Purchaser Documents, respectively, to the extent the terms and provisions of the Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

          2.16  Nature of the Credit Claims and Modification of Loan Documents.
                --------------------------------------------------------------
Each of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Seller and the Receivables Purchaser acknowledges that the Credit Claims and other obligations and liabilities owing under the Loan Documents are, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. Subject to
Section 1.2 hereof, the terms of the Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Receivables Seller, or the Receivables Purchaser and without affecting the provisions of this Agreement.

          2.17. Nature of the Purchaser Claims and Modification of Purchaser
                ------------------------------------------------------------
Documents.  Each of the Originator or Credit Borrowers, as applicable, the
---------
Credit Lenders, and the Credit Lenders' Agent acknowledges that the Purchaser Claims and other obligations and liabilities owing under the Purchaser Documents are, in part, revolving in nature and that the amount of such revolving investment which may be outstanding at any time or from time to time may be increased or reduced and subsequently reinvested. Subject to Section 1.2 hereof, the terms of the Purchaser Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by the Credit Borrowers, the Credit Lenders or the Credit Lenders' Agent and without affecting the provisions of this Agreement.

          2.18. Further Assurances.  Each of the parties agrees to take such
                ------------------
actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and to otherwise effectuate the agreements made in this Article.

          2.19. Filing.  To and until the date which is one year and one day
                ------
after the later of the date the Purchaser Claims shall have been paid in full in cash and the Purchaser Documents have been terminated, the Credit Lenders, Credit Lenders' Agent and the Originator or Credit Borrowers, as applicable, each agree that it shall not consent to or vote for the filing of any petition in bankruptcy for the Receivables Seller.

          2.20. Reports.  The Trustee shall deliver to the Credit Lenders'
                -------
Agent, promptly following receipt of same, each monthly report delivered to the Trustee pursuant to section 3.04 of the Pooling and Servicing Agreement.

                           ARTICLE 3. MISCELLANEOUS.
                                      -------------

          3.1.  Notices.  All notices and other communications provided for
                -------
hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto.
All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five days after being deposited in the mails, postage prepaid, or in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

          3.2.  Agreement Absolute.  Each of the Trustee, the Securitization
                ------------------
Company Agent and the Liquidity Agent shall be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement and the Credit Lenders and the Credit Lenders' Agent shall be deemed to have entered into the Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against the Originator or Credit Borrowers, as applicable, or the Receivables Seller under the Bankruptcy Code and all references herein to the Originator and/or Credit Borrowers or the Receivables Seller shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Credit Lenders, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers and the Receivables Purchaser shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

          3.3.  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Originator or Credit Borrowers, as applicable, and the Receivables Seller shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Credit Lenders, the Receivables Purchaser, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, as the case may be, shall include any successor Credit Lenders, Receivables Purchaser, Credit Lenders' Agent, the Trustee, the Securitization Company Agent, the Liquidity Agent, as the case may be, appointed under the terms of the Loan Documents or the Purchaser Documents, as applicable or under the terms of any refinancing, replacement or refunding of either. Each of the Receivables Purchaser, the Credit Lenders' Agent, the Trustee, the Securitization Company Agent and the

Liquidity Agent agrees not to transfer any interest it may have in the Loan Documents or the Purchaser Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

          3.4.  Beneficiaries.  The terms and provisions of this Agreement shall
                -------------
be for the sole benefit of the parties hereto and for the successors and assigns of the Trustee, the Securitization Company Agent, the Liquidity Agent, the Liquidity Providers, the Credit Lender's Agent and the Receivables Purchaser, and no other Person shall have any right, benefit, or priority by reason of this Agreement.

          3.5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          3.6.  Section Titles.  The article and section headings contained in
                --------------
this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          3.7.  Severability.  Any provision of this Agreement that is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.8.  Execution in Counterparts.  This Agreement may be executed in
                -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          3.9.  Limited Recourse.  Notwithstanding any other provision of this
                ----------------
Agreement, the duties of the Receivables Purchaser under this Agreement are solely the corporate duties of the Receivables Purchaser. No recourse shall be had for the payment of any amount owing in respect of any claim arising out of or based upon this Agreement against any shareholder, employee, officer, director, agent or incorporator of the Receivables Purchaser.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              CITICORP NORTH AMERICA, INC.,
                                 as Securitization Company Agent

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              BANQUE PARIBAS, NEW YORK BRANCH,
                                 as Liquidity Agent

                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              BANQUE PARIBAS,
                                 as Credit Lenders' Agent and Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              NORWEST BANK COLORADO,
                              NATIONAL ASSOCIATION, as Trustee


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              MAIL-WELL TRADE RECEIVABLES
                              CORPORATION, as Receivables Seller


                              By:_________________________________
                                 Name:
                                 Title:


                              Address:
                              Attention:
                              Facsimile No.:


                              MAIL-WELL I CORPORATION,
                                 as Servicer, Originator and a Credit
                                 Borrower


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              WISCO ENVELOPE CORP., as Originator

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              1509 North Washington Street
                              Tullahoma, TN 37388
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              PAVEY ENVELOPE AND TAG CORP.,
                                 as Originator

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              25 Linden Avenue East
                              Jersey City, NJ 07305
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              MAIL-WELL WEST, INC., as Originator


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              221 North 48th Street
                              Phoenix, AZ 85063
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____

                              WISCO II, L.L.C., as Originator


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              1509 North Washington Street
                                 Tullahoma, TN 37388
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              MAIL-WELL CANADA HOLDINGS, INC.,
                                 as Originator

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              23 Inverness Way East
                              Englewood, CO 80112
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              GRAPHIC ARTS CENTER, INC., as Originator


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              2000 North West Wilson Street
                              Portland, OR 97209
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____

                              WISCO III, L.L.C., as Originator


                              By:_________________________________
                                 Name:
                                 Title:
                              Address:
                              23 Inverness Way East
                              Englewood, CO 80112
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              SUPREMEX INC., as Credit Borrower and
                              Originator


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Innova Montreal
                              345 Montee de Liesse - St. Laurent, Quebec H4T IP7
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____


                              INNOVA ENVELOPE INC., as Originator


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              56 Steelcase Road West
                              Markham, Ontario L3R 1B2
                              Attention: Paul V. Reilly
                              Facsimile No.:  (___) ___-____

                              ARAB BANKING CORPORATION (B.S.C.),
                                 as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              BANK OF AMERICA ILLINOIS, as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                                 as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC, as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              NATIONAL BANK OF CANADA, as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              NATIONSBANK OF TEXAS, N.A.,
                                 as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              PARIBAS BANK OF CANADA, as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                                 as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:



                              TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION, as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              THE BANK OF NOVA SCOTIA, as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              THE BOATMEN'S NATIONAL BANK OF
                                 ST. LOUIS, as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              THE FUJI BANK, LIMITED, as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH,
                                 as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              CERES FINANCE LTD., as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              STRATA FUNDING LTD., as Credit Lender


                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              RESTRUCTURED OBLIGATIONS BACKED BY
                              SENIOR ASSETS B.V., as Credit Lender

                              By:   ABN Trust Company (Netherlands),
                                   its Managing Director

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:

                              THE BANK OF NEW YORK. as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.:


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Credit Lender

                              By:_________________________________
                                 Name:
                                 Title:

                              Address:
                              Attention:
                              Facsimile No.: